UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2004

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5424	58-0218548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:   (404) 715-2600

Registrant’s Web site address:   www.delta.com

Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

On July 2, 2004, Delta Air Lines, Inc. (“Delta”) issued a press release announcing that that Karl J. Krapek and Kenneth B. Woodrow have been elected to the Board of Directors of Delta and that George M.C. Fisher has retired from the Board of Directors. The press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit 99.1	Press Release dated July 2, 2004, titled “Delta Air Lines Elects Karl J. Krapek and Kenneth B. Woodrow to Board of Directors; George M.C. Fisher Retires from Board of Directors”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

BY:	/s/ Leslie P. Klemperer
Leslie P. Klemperer
Vice President – Deputy General Counsel
and Secretary

Date: July 2, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 2, 2004, titled “Delta Air Lines Elects Karl J. Krapek and Kenneth B. Woodrow to Board of Directors; George M.C. Fisher Retires from Board of Directors”.